SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2004

Buckeye Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

EXPLANATORY NOTE:     This Amendment No. 1 to the Current Report on Form 8-K filed on September 2, 2004 is being filed solely to amend Item 5.02 to reflect that as of September 1, 2004, Steven C. Ramsey resigned, and Robert B. Wallace was appointed, as Senior Vice President-Finance and Chief Financial Officer of Buckeye Pipe Line Company LLC, not as Chief Executive Officer.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)       Steven C. Ramsey resigned as Senior Vice President – Finance and Chief Financial Officer of Buckeye Pipe Line Company LLC, the general partner (the “General Partner”) of Buckeye Partners, L.P. (the “Partnership”), effective as of September 1, 2004.

(c)       On September 1, 2004, Robert B. Wallace was appointed as the Senior Vice President – Finance and Chief Financial Officer of the General Partner. Mr. Wallace had been retained as a consultant of the Partnership since April 2004. From September 1997 until February 2004, Mr. Wallace was Executive Director for Corporate Finance – Energy Group of UBS Investment Bank.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.
	By:	Buckeye Pipe Line Company,
its General Partner

	By:	/s/ Stephen C. Muther
Stephen C. Muther
Dated: September 3, 2004		Senior Vice President Administration, General Counsel and Secretary